UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 27, 2020

                        PURE HARVEST CANNABIS GROUP, INC.
                     ---------------------------------------
                      (Name of registrant as specified in its charter)

                    Colorado        333-212055       71-0952431
                    --------        ----------       ----------
                    State of      Commission File   IRS Employer
                  Incorporation       Number       Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                        ---------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                                ----------------
                      Telephone number, including area code

                 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
--------------------------------------------------------------------------------

         None                  N/A                         N/A

Item 1.01   Entry Into a Material Definitive Agreement

   See Item 2.01 of this report.

Item 2.01   Completion of Acquisition or Disposition of Assets

     On April 24, 2020 the Company acquired substantially all of the assets of EdenFlo, LLC, a producer of CBD extracts and concentrates, for 7,000,000 shares of the Company's restricted common stock and the release of their obligation of a previous promissory note in the amount of $1,650,000.

     EdenFlo will join Prolific Nutrition and Love Pharm, LLC to secure and expand the Company's position in the national Hemp/CBD industry. EdenFlo is a large-scale Colorado-based hemp-CBD producer and manufacturer of pure isolate and full-spectrum hemp. EdenFlo's wholesale isolate is made from the highest quality ingredients, utilizing only the best extraction and distillation methods to ensure a final product of extreme purity. Their scientific procedures used for the remediation of THC provide the cleanest broad-spectrum (distillate) oil available in the cannabis extraction industry. The acquisition of EdenFlo will support the Company's manufacturing operations by supplying the Company's raw materials requirements for its branded products.

     In connection with this acquisition, David Burcham, a member of EdenFlo, was appointed as the Company's President and as a Director on the Board.

     David Burcham is a Colorado native who left a Senior Management position at a prominent Colorado bank in 2013 to start his own real estate development company in the Denver metro area. His business quickly grew and now oversees more than 100 residential and commercial units. In July 2018, David set his sights on the growing hemp and CBD industry and teamed up with a well-respected chemist and partner of a small 10-year-old CBD extraction business. David transformed the business into an advanced, pharmaceutical grade, CBD extraction company and co-founded EdenFlo, LLC located in Aurora, CO where he is Chief Executive Officer.

Item 3.02.  Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of the securities described above. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

Item 5.02. Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        See Item 2.01 of this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 27, 2020

                                       PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                          Matthew Gregarek
                                          Chief Executive Officer